UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 23, 2010

                FIRST FEDERAL OF NORTHERN MICHIGAN BANCORP, INC.
                ------------------------------------------------
             (Exact name of Registrant as specified in its charter)

  Maryland                            0-31957                   38-0135202
 ---------                            -------                   ----------
 (State or Other Jurisdiction      (Commission               (I.R.S. Employer
   of Incorporation)                File Number)            Identification No.)

                   100 S. Second Ave., Alpena, Michigan 49707
                   ------------------------------------------
                    (Address of principal executive offices)
                                 (989) 356-9041
                                 --------------
               Registrant's telephone number, including area code

                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 5.03(a).  Amendments  to Articles  of  Incorporation  or Bylaws;  Change in
               Fiscal Year
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     On  February  23,  2010,  the Board of  Directors  of the First  Federal of
Northern  Michigan  Bancorp,  Inc.  (the  "Company")   unanimously  approved  an
amendment to Article II, Section 14 of the Company's Bylaws to change the age limitation for service on the Board of Directors from 75 years to 72 years.

Item 9.01   Financial Statements and Exhibits
            ---------------------------------

     (a)  Financial Statements of businesses acquired. Not Applicable.

     (b)  Pro forma financial information. Not Applicable.

     (c)  Shell Company Transactions. Not Applicable

     (d)  Exhibits.

          The  following Exhibit is attached as part of this report:


     3.2 First Federal of Northern Michigan Bancorp, Inc. Bylaws, as amended as described in this Form 8-K

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             FIRST FEDERAL OF NORTHERN MICHIGAN
                                             BANCORP, INC.


Date: February 25, 2010                 By:  /s/ Amy E. Essex
                                             ------------------------------
                                             Amy E. Essex
                                             Chief Financial Officer
                                             (Duly Authorized Representative)